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                                                                      EXHIBIT 11


                           CONSENT OF INDEPENDENT AUDITORS




The Board of Trustees
Norwest Select Funds:


We consent to the use of our report dated February 17, 1997 incorporated by reference herein and to the references to our Firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information.


                                               /s/KPMG PEAT MARWICK LLP

                                               KPMG PEAT MARWICK LLP




Boston, Massachusetts
April 29, 1997